Supplement dated July 10, 2025
to the following statutory prospectus(es):
BOA IV, BOA America's VISION Annuity, BOA America's FUTURE Annuity II, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Wells Fargo Gold Variable Annuity, BOA Achiever Annuity, America's Horizon Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, Nationwide Destination C, BOA Elite Venue Annuity, JPMorgan Multi-Asset Choice, JPMorgan Multi-Asset Choice New York, BOA All American Annuity, Compass All American, BOA America's Future Annuity, Key Future, America's Future Horizon Annuity, BOA V, BOA FPVUL, BOA TNG, BOA ChoiceLife FPVUL, BOA CVUL Future, BAE Future Corporate FPVUL, BOA The Next Generation II FPVUL, NLIC Options Plus, NLIC Options Premier, Monument Advisor and Monument Advisor NY dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract or policy.
Effective July 28, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares	Neuberger Berman Advisers Management Trust - Quality Equity Portfolio: Class I Shares
PROS-1030